Filed pursuant to Rule 497(e)
File Nos. 333-182079 and 811-22712

Premier Multi-Series VIT (the “Trust”)

Supplement Dated December 18, 2019

to the Prospectus and Statement of Additional Information

Dated May 1, 2019 (as supplemented thereafter)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on December 17, 2019, the Board approved a plan of liquidation, termination and dissolution (the “Plan”) to liquidate and terminate the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) and thereafter, terminate the Trust. The Portfolio will cease accepting new investments as soon as practicable following the date hereof.

The Board has called a special shareholder meeting scheduled for March 20, 2020 specifically for the purpose of obtaining shareholder approval of the Plan. Owners (“Contract Owners”) of variable annuity contracts or certificates and/or variable life insurance policies (“Contracts”) with amounts allocated to the Portfolio as of the record date of the meeting (December 20, 2019) will receive a voting instruction card soliciting their voting instructions as to the Plan.

Subject to shareholder approval, the Plan will become effective at the close of business on or about April 24, 2020, or such other date as may be determined by the President of the Trust (the “Termination Date”). After the Termination Date, the Portfolio will cease business activities except for the purposes of winding up its affairs and taking other actions related to liquidation and dissolution. As soon as practicable thereafter, the Portfolio and the Trust will be liquidated and dissolved, and any outstanding shares of the Portfolio will be automatically redeemed. The timing of the Termination Date may be changed without notice at the discretion of the Trust’s President.

Contract Owners may instruct the insurance company sponsor of their Contract to reallocate their Contract value allocated to the Portfolio to another eligible investment option prior to or at the time of the liquidation. If no instructions are received, Contract Owners’ Contract value allocated to the Portfolio will be reallocated to another investment, as determined by the Contract’s insurance company sponsor.

Contract Owners should consult their tax advisors for more information on their own tax situation and the possible application of federal, state, local or non-U.S. taxes.

This supplement supersedes prior supplements only with respect to the Portfolio and its liquidation.

Please retain this supplement for future reference.